UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

----------------------------------------------------------------

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-24101

----------------------------------------------------------------

IDA Private Access Fund
(Exact name of registrant as specified in charter)

----------------------------------------------------------------

2792 Gateway Road
Carlsbad, CA
92009
(Address of principal executive offices) (Zip code)

Corporation Trust Company,
1290 Orange Street,
Wilmington, New Castle County,
DE 19801
(Name and address of agent for service)

----------------------------------------------------------------

Registrant’s telephone number, including area code: (760) 707-5555

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1.       Reports to Stockholders.

(a)     The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

IDA Private Access Fund
Symbol: ONEFX
www.idawealth.com

Annual Report

March 31, 2026

i

IDA Private Access Fund
Annual Shareholder Letter

March 31, 2026
(Unaudited)

Dear IDA Private Access Fund Investors,

OPENING REMARKS

We are pleased to present the 2026 Annual Shareholder Report for IDA Private Access Fund (ONEFX or the “Fund”).

The Fund was successfully launched at the beginning of the year. The Fund began with the exchange of Fund shares for the securities held by various separately managed accounts1 managed by the Fund’s adviser, Intelligence Driven Advisers, LLC. The quarter was marked by tension in the Middle East, but the Fund remained focused on a methodical approach to the due diligence process during periods of market dislocation.

FUND OVERVIEW

Fund Name	AUM	Reporting Period	Inception Date
IDA Private Access Fund	$53,000,000	Jan 1 – March 31, 2026	January 16, 2026

MARKET COMMENTARY

Macroeconomic Environment.    Equities were down in the first quarter due to the geopolitical uncertainty in the Middle East. The MSCI All Country World Index2 returned -3.52% for the period from the Fund’s inception through March 31, 2026. Interest rates rose over the first quarter of 2026 with the 10-year U.S. Treasury Note3 closing at 4.30% as of March 31, 2026 up from 4.19% as of January 1, 2026. Private equity returns remain strong through March 31, 2026. We believe private credit issues remain isolated to specific sectors and not the broad private lending market. Leverage is moderate at roughly 1 to 1.5 times, compared to 30 to 40 times pre-Global Financial Crisis (late 2007) leverage in securitized credit.

Impact on Alternative Assets.    SpaceX recently began the IPO4 process targeting an estimated valuation between $1.75 trillion and $2 trillion. We believe that this will be a key catalyst in helping other private companies come to the public markets at attractive valuations.

Our Positioning.    As of March 31, 2026, the Fund maintained a strong cash position to allow for attractive investment opportunities as they arise that meet all of the Fund’s parameters.

PORTFOLIO ALLOCATION

The following table reflects our end-of-year allocation across asset classes and strategies as of March 31, 2026:

Asset Class/Strategy	Allocation %	Change vs. Prior Year
Private Credit	6.30%	N/A
Private Equity	29.00%	N/A
Real Estate Equity	0%	N/A
Infrastructure Assets	11.00%	N/A
Liquid Assets	48.30%	N/A

____________

1        Separately Managed Accounts (“SMAs”): investment accounts owned by an individual investor and managed by a professional investment adviser pursuant to the investor’s specific investment guidelines.

2        MSCI All Country World Index (“MSCI ACWI”): a market-capitalization-weighted equity index maintained by MSCI Inc. that measures the performance of large- and mid-cap stocks across developed and emerging markets worldwide.

3        10-year U.S. Treasury Note: a fixed-interest debt security issued by the U.S. Department of the Treasury with a maturity of ten years from the date of issuance. Treasury yields are commonly used as a benchmark for long-term interest rates.

4        Initial Public Offering (“IPO”): the first sale of a private company’s shares to the public, typically conducted to raise capital and list the company on a public stock exchange.

IDA Private Access Fund
Annual Shareholder Letter (Continued)

March 31, 2026
(Unaudited)

CLOSING

The Fund is grateful for the trust you place in us.

Sincerely,

Jason Labrum

Portfolio Manager

Intelligence Driven Advisers, LLC

Jason.Labrum@IDAWealth.com | (760) 707-5555 | IDAwealth.com

IDA Private Access Fund

Schedule of Investments

March 31, 2026

CLOSED END FUNDS — 46.3%	Shares	Value
Infrastructure Asset — 11.0%
Stepstone Private Infrastructure Fund, Class I(a)(e)	461,584	7,034,540

Private Credit — 6.3%
Cliffwater Corporate Lending Fund, Class I(e)	381,084	4,016,622

Private Equity — 29.0%
Blackrock Private Investments Fund, Institutional Class(a)(e)	316,231	$4,389,292
Hamilton Lane Private Assets Fund, Class I(a)(e)	148,107	2,892,530
Pomona Investment Fund, Class I(a)(e)	123,997	1,983,953
Stepstone Private Markets, Class I(e)	95,825	5,801,245
Stepstone Private Venture and Growth Fund, Class I(a)(e)	55,031	3,410,821
TOTAL CLOSED END FUNDS (COST $24,056,368)		29,529,003

PRIVATE FUND — 3.9%
Private Equity — 3.9%
FT Ventures Platform Fund, Class I(a)(b)(c)(e)	N/A	2,500,000
TOTAL PRIVATE FUND (COST $2,500,000)		2,500,000

MONEY MARKET FUND — 48.3%
First American Government Obligations Fund, Class X, 3.57%(d)	30,798,882	30,798,882
TOTAL MONEY MARKET FUND (COST $30,798,882)		30,798,882
Total Investments — 98.5% (Cost $57,355,250)		62,827,885
Other Assets in Excess of Liabilities — 1.5%		881,238
NET ASSETS — 100.0%		$63,709,123

____________

(a)      Non-income producing security.

(b)      Private investment fund does not issue shares.

(c)      Restricted security. Value was determined using significant unobservable inputs (3.9% of total net assets).

(d)      Rate disclosed is the seven day effective yield as of March 31, 2026.

(e)      Illiquid investment (cumulative total of $32,029,003, which represents 50.2% of net assets).

See accompanying notes which are an integral part of these financial statements.

IDA Private Access Fund

Statement of Assets and Liabilities

March 31, 2026

Assets:
Investments, at fair value (cost $57,355,250)	$62,827,885
Receivable for fund shares sold	722,000
Dividends receivable	45,021
Receivable from Adviser	172,192
Deferred offering costs	50,855
Prepaid expenses	7,359
Total assets	63,825,312

Liabilities:
Payable for fund administration fees	$24,623
Payable for shareholder servicing fees	5,454
Payable for transfer agent fees	11,753
Payable for compliance fees	10,145
Payable for professional fees	38,353
Payable for trustee fees	13,375
Other accrued expenses	12,486
Total liabilities	116,189
Commitments and contingencies (Note 5)	—
Net Assets	$63,709,123

Net Assets consist of:
Paid-in capital	$58,295,844
Total accumulated earnings (deficit)	5,413,279
Net Assets	$63,709,123

Net Assets:
Class I	$63,709,123
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value)	2,530,822
Net asset value (offering and redemption price per share)	$25.17

See accompanying notes which are an integral part of these financial statements.

IDA Private Access Fund

Statement of Operations

For the period ended March 31, 2026(a)

Investment Income:
Dividend income	$45,456
Total Investment Income	45,456

Expenses:
Fund administration fees	29,134
Shareholder servicing fees	5,454
Transfer agent fees	13,681
Compliance fees	10,145
Professional fees	42,500
Trustee fees	13,375
Management fees	50,693
Offering fees	12,315
Organizational fees	130,001
Other expenses	20,398
Total Gross Expenses before reductions	327,696
Expenses waived/reimbursed by Adviser	(222,884)
Total Net Expenses	104,812
Net investment income (loss)	(59,356)

Realized and Unrealized Gains (Losses) on Investments:
Change in net unrealized appreciation/depreciation on investments	252,729
Net realized and unrealized gains (losses) on investments	252,729
Change in net assets resulting from operations	$193,373

____________

(a)      For the period January 16, 2026 (commencement of operations) to March 31, 2026.

See accompanying notes which are an integral part of these financial statements.

IDA Private Access Fund

Statement of Changes in Net Assets

For the period ended March 31, 2026(a)
Increase/(Decrease) In Net Assets Resulting From Operations:
Net investment income (loss)	$(59,356)
Change in unrealized appreciation/depreciation on investments	252,729
Change in net assets resulting from operations	193,373

Shareholders’ Transactions — Class I:
Proceeds from shares sold	34,139,473
Proceeds from reorganization (See Note 1)	29,276,277
Change in net assets resulting from capital transactions	63,415,750
Change in net assets	63,609,123

Net Assets:
Beginning of period	$100,000
End of period	$63,709,123

Share Transactions — Class I:
Beginning of period	4,000
Shares issued	1,361,007
Shares issued reorganization (See Note 1)	1,165,815
Change in shares	2,526,822

____________

(a)      For the period January 16, 2026 (commencement of operations) to March 31, 2026.

See accompanying notes which are an integral part of these financial statements.

IDA Private Access Fund

Statement of Cash Flows

For the period ended March 31, 2026(a)

Cash flows resulting from operating activities:
Net increase in net assets resulting from operations	$193,373
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(2,500,000)
Net purchases of short-term investments securities	(30,798,882)
Net change in unrealized appreciation/depreciation on investments	(252,729)
Increase in receivable from Adviser	(172,192)
Increase in dividends receivable	(45,021)
Increase in deferred offering costs	(50,855)
Increase in prepaid expenses	(7,359)
Increase in payable to fund administration fees	24,623
Increase in payable for shareholder servicing fees	5,454
Increase in payable for professional fees	38,353
Increase in payable for transfer agent fees	11,753
Increase in payable for compliance fees	10,145
Increase in payable to trustees	13,375
Increase in other accrued expenses	12,486
Net cash used in operating activities	$(33,517,476)

Cash flows from financing activities:
Proceeds from shares sold	33,417,476
Net cash provided by financing activities	33,417,476

Net change in cash	—
Cash, beginning of period	100,000
Cash, end of period	$—

____________

(a)      For the period January 16, 2026 (commencement of operations) to March 31, 2026.

Supplemental Cash Flow Disclosure

The Fund received securities in-kind with a fair value of $29,276,277 (Note 1).

See accompanying notes which are an integral part of these financial statements.

IDA Private Access Fund

Financial Highlights — Class I

	For the period ended March 31, 2026(a)
Selected data for a share of beneficial interest outstanding throughout the period indicated.
Net asset value, beginning of period	$25.00

Investment activities:
Net investment income (loss)	(0.06	)(b)
Net realized and unrealized gains (losses) on investments	0.23
Total from investment activities	0.17

Net asset value, end of period	$25.17

Total return(c)	0.68	%(d)

Net assets, end of period (in 000s)	$63,709

Ratios and Supplemental Data:
Ratio of expenses to average net assets before expense waiver and reimbursement	6.24	%(e)(f)
Ratio of expenses to average net assets after expense waiver and reimbursement	2.00	%(e)(f)
Ratio of net investment income (loss) to average net assets	(1.13	)%(e)
Portfolio turnover rate	0.00	%(d)(g)

____________

(a)      For the period January 16, 2026 (commencement of operations) to March 31, 2026.

(b)      Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)      Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)      Not annualized.

(e)      Annualized.

(f)      Does not include the Fund’s share of expenses of underlying investment companies in which the Fund invests.

(g)      Portfolio turnover rate excludes securities received through exchange transactions.

See accompanying notes which are an integral part of these financial statements.

IDA Private Access Fund

Notes to Financial Statements

March 31, 2026

(1) ORGANIZATION

The IDA Private Access Fund (the “Fund”) was organized as a Delaware statutory trust on June 25, 2025, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. Because the Fund is an interval fund, it will provide limited liquidity by offering to make quarterly repurchases of shares at NAV, which will be calculated on a daily basis. The Fund’s investment objective is to seek to achieve long-term capital appreciation by preserving capital and pursuing positive absolute returns across market cycles.

The Fund seeks to invest in a diversified portfolio across segments of the private markets that will generate attractive long-term returns. These segments of the private markets typically have returns that have a low correlation to the returns of traditional equity and fixed-income markets. In pursuing the Fund’s investment objectives, the Adviser will obtain exposure, either directly or indirectly, to a variety of asset classes. The Fund’s indirect exposure will be through (i) private investment funds, such as private REITs or private placements (“Private Funds”); (ii) registered open-end funds, such as mutual funds and ETFs, and (iii) registered closed-end funds, such as interval funds and tender offer funds (collectively, i, ii, and iii are referred to herein as “Underlying Funds”). While the Fund will primarily invest indirectly through the Underlying Funds, the Fund may also invest directly in the underlying holdings of the Underlying Funds alongside the Underlying Funds (the “Co-Investments”). The Fund may also invest, directly or indirectly through mutual funds, ETFs, and structured notes, in treasuries, short-term bonds, and traditional liquid equities with up to 25% of the Fund’s net assets for liquidity management purposes.

Intelligence Driven Advisers, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Class I shares of the Fund are currently the only class offered to investors at a minimum initial investment of $25,000. Class I shares are offered on a continuous basis at the net asset value (“NAV”) per share.

The Fund was organized through the exchange of Fund shares for the securities held by various separately managed accounts (“SMAs”) during the period January 16, 2026 through March 3, 2026. The transactions were structured as tax-free exchanges of shares, and as such, the Fund elected to carry forward the historical cost basis of investments and cumulative unrealized gains and losses as reported by the SMAs prior to the transactions to align ongoing financial reporting. The investments were contributed at fair value of $29,276,277 and a cost basis of $24,056,367 in exchange for 1,165,815 shares at NAV’s ranging between $25.00 and $25.20.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services — Investment Companies”.

Operating Segments

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations, and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Cash and Cash Equivalents

Cash represents cash deposits held at financial institutions and is subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporate (FDIC) or Securities Investor Protection Corporation (SIPC) limitations. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. The fair value of cash and cash equivalents approximates the carrying value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Distributions to Shareholders

The Fund intends to declare and distribute net investment income at least quarterly, if any. Net realized capital gains, if any, will be distributed at least annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Federal Income Taxes

At March 31, 2026, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$5,482,102
Gross unrealized depreciation	(9,467)
Net unrealized appreciation on investments	$5,472,635
Tax cost of investments	$57,355,250

The Fund intends to continue to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to make timely distributions in order to avoid tax liability. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a September 30th tax year end. Federal income tax disclosures calculated for the Fund’s first tax year end of September 30, 2026, will be included in the Fund’s September 30, 2026, Semi-Annual Report. For the period ended March 31, 2026, there were no federal, state or local income taxes or any income taxes in foreign jurisdictions paid by the Fund.

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(3) INVESTMENT VALUATION SUMMARY

The Fund values its investments at fair value using securities valuation procedures adopted by the Board of Trustees (the “Board”) governing the valuation of securities and other investment assets of the Fund (collectively, “Portfolio Instruments”). The Board may designate an investment adviser, as the valuation designee (the “Adviser” or “Valuation Designee”) pursuant to Rule 2a-5(b) under the Investment Company Act of 1940, as amended (the “1940 Act”) to perform the fair value determination relating to any and all Portfolio Instruments, subject to the conditions and oversight requirements described in these procedures. This designation will be subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Fund’s fair value determinations.

Portfolio Instruments with respect to which market quotations are readily available shall be valued at current market value, and other securities and assets shall be valued at fair value as determined in good faith by the Board, pursuant to Section 2(a)(41) of the 1940 Act and Rules 2a-4 and 2a-5 under the 1940 Act. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. (The term “unadjusted” refers to adjustments in market prices made by the fund or valuation designee, not adjustments made by the exchange on which the security is listed.) The Portfolio Instruments for which market quotations are readily available are to be valued at current market value based on such market quotations as of the Determination Date.

As provided in the prospectus, the NAV of shares of the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE” or “Exchange”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. These procedures, including the designation of certain responsibilities by the Board of Trustees of the Trust and the requirements for determining fair value in good faith, are adopted to ensure that each Fund calculates its NAV in a timely and accurate manner.

Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price. The Fund may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds, including money market funds, are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

The underlying investments of some of the Underlying Funds are not publicly traded, and the Underlying Funds may consider information provided by the institutional asset manager of each respective portfolio instrument to determine the estimated value of the Underlying Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Underlying Fund’s investment in portfolio instruments, the Underlying Fund considers, among other things, information provided by the Underlying Funds, including quarterly unaudited financial statements, which if inaccurate, could adversely affect the Underlying Fund’s ability to value accurately the Underlying Fund’s shares. Underlying Funds that invest primarily in publicly traded securities are more easily valued.

If market or dealer quotations are not readily available or deemed unreliable, the Adviser will determine in good faith, the fair value of such securities. For securities that are fair valued in the ordinary course of Fund operations, the Board has designated the performance of fair value determinations to the Adviser as valuation designee, subject to the Board’s oversight. The Adviser has established a Valuation Committee to help oversee the implementation of procedures for fair value determinations. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and the Valuation Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 —

Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level that is significant to the fair value measurement in its entirety.

ASC 820 permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

The Fund’s investments in Private Funds measured at net asset value without adjustment, as a practical expedient, are not categorized in the fair value hierarchy. If the Fund does not use the net asset value without adjustment, in determining the level, the Fund considers the length of time until the investment is redeemable, including notice and lock-up years or any other restriction on the disposition of the investment. Investments which are not valued using the practical expedient are included in Level 3 in the fair value hierarchy.

The valuations of investments in private funds are supported by information received from the investee funds such as monthly and/or quarterly net asset values, investor reports, and audited financial statements, when available. If it is probable that the Fund will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available, or when the Fund believes alternative valuation techniques are more appropriate, the valuation committee may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2026, for the Fund’s assets and liabilities measured at fair value.

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Closed End Funds	$29,529,003	$—	$—	$29,529,003
Private Fund	—	—	2,500,000	2,500,000
Money Market Fund	30,798,882	—	—	30,798,882
Total	$60,327,885	$—	$2,500,000	$62,827,885

The following is a reconciliation of assets in which Level 3 inputs were used in determining fair value:

Level 3
Balance as of January 16, 2026	$—
Purchase of securities	2,500,000
Sale of securities	—
Amortization/Accretion	—
Transfer in to Level 3	—
Transfers out of Level 3	—
Net realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Balance as of March 31, 2026	$2,500,000

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2026 was $0.

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

The table below provides additional information about the Level 3 fair value measurements as of March 31, 2026:

Asset Category	Fair Value	Valuation Techniques	Unobservable Input	Range of Inputs	Weighted Average	Impact from an increase in input
Private Funds	$2,500,000	Market Approach	Recent Transaction Price	N/A	N/A	Increase
	$2,500,000

(4) INVESTMENT FUND OBJECTIVE AND TERMS

The investment objectives, management fee, incentive allocation and redemption terms for each Private Investment Fund in which the Fund held an interest during the period ended March 31, 2026, were are follows:

Private Investment Fund	Investment Objective	Management Fee*	Incentive Allocation	Redemption Terms	Funding Acquisition Date
FT Ventures Platform Fund, Class I	The fund seeks to streamline a “marquee” growth-stage strategy by owning 12 – 15 category-leading companies within a single vehicle.	0.75%	15%

We are targeting a fund life of approximately 5 – 7 years, and for positions that have yet to monetize when we reach that point, we would likely look to exit in the secondary market, company tender, etc. We don’t anticipate any interim liquidity before that time besides monetization events from an IPO.

					2/10/2026

____________

*        Per Annum

(5) FEES AND TRANSACTIONS WITH AFFILIATES AND OTHER PARTIES

Investment Adviser

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser, the Adviser manages the Fund’s investments subject to oversight by the Board. The Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. Fees paid for the period ended March 31, 2026, to the Adviser by the Fund are reflected on the Statement of Operations as “Management fees”.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that they exceed 2.00% per annum of the Fund’s average daily net assets attributable to Class I shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect, at least until July 31, 2027, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After July 31, 2027, the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

As of March 31, 2026, the recoupments that may potentially be made by the Fund are as shown in the table below.

Expires March 31, 2029	Total
$222,884	$222,884

Administrator, Accounting Agent and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus (the “Master Services Agreement”). The Fund pays Ultimus fees in accordance with the agreement for such services. Fees paid for the period ended March 31, 2026, to Ultimus by the Fund are reflected on the Statement of Operations as “Fund administration fees” and “Transfer agent fees”, respectively.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds, which are approved annually by the Board. Fees paid for the period ended March 31, 2026, to Ultimus by the Fund are reflected on the Statement of Operations as “Compliance fees”.

Distribution and Servicing

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

The Fund has adopted a “Shareholder Services Plan” with respect to its Class I shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class I shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to Class I shares. Fees paid pursuant to the Shareholder Services Plan for the period ended March 31, 2026, are reflected on the Statement of Operations as “Shareholder servicing fees”.

Trustee Fees

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee an annual retainer of $15,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Board receives an additional $3,500 annually. The Chair of each of the Audit Committee and the Nominating Committee and Governance Committee receives an additional $2,500 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. The Trustees do not receive any pension or retirement benefits.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

Organizational and Offering Costs

Organization and offering costs shall mean all third-party charges and out-of-pocket costs and expenses incurred by the Fund and the Adviser in connection with the formation of the Fund, the offering of the Fund’s shares, and the admission of investors in the Fund, including, without limitation, travel, legal, accounting, filing, advertising and all other expenses incurred in connection with the offer and sale of the interests in the Fund.

The Fund’s offering costs of $63,170 are accounted for as a deferred charge from the commencement of operation, and are thereafter amortized to expense over twelve months on a straight-line basis. The Fund’s organizational costs of $130,001 consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expenses organizational costs as incurred. Organizational costs incurred by the Fund will be reimbursed by the Adviser, some of which may be subject to recoupment by the Adviser, in accordance with the Fund’s Expense Limitation Agreement.

(6) INVESTMENT TRANSACTIONS

For the period ended March 31, 2026, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,500,000 and $0, respectively.

(7) INVESTMENT RISKS

This section discusses certain common principal risks encountered by the Fund. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that realization of one risk is likely to have a greater adverse impact than another risk.

Minimal Capitalization Risk

The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

No Operating History

The Fund is a closed-end investment company. The Fund may not be able to achieve its investment objective, including as a result of inopportune market or economic conditions.

Allocation Risk

The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various Underlying Funds in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk

Specific securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Liquidity Risk

There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV. There is no guarantee that shareholders will be able to sell

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk

The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgment about the attractiveness, value and potential appreciation of a particular Underlying Fund and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

General Market Conditions Risk

An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Various sectors of the global financial markets may experience an extended period of adverse conditions. Market uncertainty may increase dramatically during these periods and such adverse market conditions may expand to other markets. These conditions may result in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain, but may have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Failure of Financial Institutions and Sustained Financial Market Illiquidity

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Fund and/or the Fund’s underlying investments have a commercial relationship could adversely affect, among other things, the Fund and/or the Fund’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Correlation Risk

The Fund seeks to produce returns that are less correlated to the broader financial markets over time. Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks

Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover,

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, so shareholders may not be able to tender as many shares as they would like during any quarterly repurchase offer.

Distribution Policy Risk

The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Tax Risks

The repurchase of shares by the Fund may be a taxable event to shareholders. The Fund’s distribution policy to make quarterly distributions to shareholders may consist of a return of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets, which will reduce the tax basis of shareholders’ shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Cybersecurity Risk

Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund’ and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software, and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

Risks Related to the Fund’s Investments

Underlying Funds Risk

The Underlying Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and also may be higher than other funds that invest directly in securities. The Underlying Funds have limited liquidity given they operate as closed-end interval funds. The Underlying Funds are subject to specific risks, depending on the nature of the specific Underlying Fund.

Lack of Control Over Underlying Funds

Once the Adviser has selected an Underlying Fund, the Adviser will have no control over the investment decisions made by any such Underlying Fund. Although the Fund and the Adviser will regularly evaluate each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time. The Adviser may reallocate the Fund’s investments among the Underlying Funds, but the Adviser’s ability to do so may be constrained by the withdrawal limitations imposed by the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Adviser will be dependent on information provided by the Underlying Fund, including financial statements, which if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective. By investing in the Fund, a shareholder will not be deemed to be an investor in any Underlying Fund and will not have the ability to exercise any rights attributable to an investor in any such Underlying Fund related to their investment.

Use of Leverage by the Fund

Although the Fund and the Underlying Funds have the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

Investments in Equity Securities Generally

The Underlying Funds may hold investments in equity securities and equity security-related derivatives. Investments in equity securities of small or medium-sized market capitalization companies will have more limited marketability than the securities of larger companies. In addition, securities of smaller companies may have greater price volatility.

Structured Notes Risk

The Fund may invest in structured notes. Among other risks, the products (i) are subject to the risks associated with the underlying assets; (ii) will often be leveraged, which will generally magnify the opportunities for gain and risk of loss; (iii) are highly complex, which may cause disputes as to their terms and impact the valuation and liquidity of such positions; and (iv) often contain significant obstacles to asserting “putback” or similar claims against the notes.

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

REIT Risk

The Fund may invest in Real Estate Investment Trusts (“REIT”). REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.

Valuation of Private Investments

The underlying investments of some of the Underlying Funds are not publicly traded, and the Underlying Funds may consider information provided by the institutional asset manager of each respective private investment to determine the estimated value of the Underlying Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Underlying Fund’s investment in private investments, the Underlying Fund considers, among other things, information provided by the private investments, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Underlying Fund’s ability to value accurately the Underlying Fund’s shares. Private investments that invest primarily in publicly traded securities are more easily valued.

Fixed Income Risk

The Fund may invest in fixed-income instruments. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Interest Rate Risk

The fixed-income instruments that the Underlying Funds may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Underlying Fund’s NAV. After a period of historically low interest rates, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates. It cannot be predicted with certainty when, or how, these policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response.

Foreign Securities and Emerging Markets Risk

The Fund may invest in instruments with foreign exposure. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect an Underlying Fund with investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.

An Underlying Fund may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Foreign Currency Risk

Changes in foreign currency exchange rates may affect the value of instruments held by the Underlying Funds and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and, therefore, may affect the value of instruments denominated in such currencies, which means that the Underlying Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Underlying Funds may, but are not required to, elect for the Underlying Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Underlying Funds may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Derivatives Risk

The Fund may invest in derivatives. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Underlying Funds’ use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.

•        Options Risk.    There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Underlying Funds will tend to lose money if the value of the reference index or security falls below the strike price. As the buyer of a put or call option, the Underlying Funds risk losing the entire premium invested in the option if the Underlying Fund does not exercise the option.

•        Swaps Risk.    Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Underlying Fund’s losses.

•        Futures Risk.    The Underlying Funds’ use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Underlying Funds. This risk could cause the Underlying Funds to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Cash and Cash Equivalents Risk

At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

U.S. Government Securities Risk

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises,

Leveraging Risk

The use of leverage, such as borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses.

Credit Risk

Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Risk of Possible Competition Between Underlying Funds and Between the Fund and the Underlying Fund

The Underlying Funds trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments

IDA Private Access Fund

Notes to Financial Statements (Continued)

March 31, 2026

in any particular Underlying Fund could increase the level of competition for the same trades that other Underlying Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Allocation of Investment Opportunities Risk

The Adviser, directly or through their affiliates, may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited or where the liquidity of such investment opportunities is limited. The results of the Fund’s investment activities may differ significantly from the results achieved by such other managed investment vehicles or accounts. It is possible that one or more of such vehicles or accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund.

(8) UNFUNDED COMMITMENTS

As of March 31, 2026, the Fund had total unfunded commitments of $2,500,000 to Portfolio Funds. All commitments to current Direct Investments have been fully funded. The Fund expects to fulfill unfunded commitments through the use of current liquidity, future distributions from Portfolio Funds and Direct Investments and future shareholder subscriptions.

As of March 31, 2026, the Fund had the following unfunded commitments:

Fund	Total Commitment Amount	Total Unfunded Commitment
FT Ventures Platform Fund, Class I	$5,000,000	$2,500,000

(9) INVESTMENTS IN MONEY MARKET FUNDS

In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may at times invest a significant portion of its assets in shares of a money market fund. As of March 31, 2026, the Fund had 48.3% of the value of its net assets invested in shares of a money market fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Fund incurs additional indirect expenses due to acquired fund fees and expenses to the extent it invests in shares of money market funds. The financial statements for the money market fund held can be found at www.sec.gov.

(10) REPURCHASE OFFERS

The Fund is an interval fund that will provide limited liquidity by offering to its shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchases.

During the period ended March 31, 2026, the Fund completed no quarterly repurchase offers.

(11) SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
IDA Private Access Fund
Carlsbad, California

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of IDA Private Access Fund (the “Fund”), including the schedule of investments, as of March 31, 2026, the related statement of operations, statement of changes in net assets, statement of cash flows and the financial highlights for the period January 16, 2026 (commencement of operations) through March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2025.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian and issuers of the private investments. We believe that our audit provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 29, 2026

IDA Private Access Fund

Supplemental Information

March 31, 2026

(unaudited)

Board of Directors and Officers

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 2792 Gateway Road, Carlsbad, CA 92009.

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Mary Moran Zeven 1961	Independent Trustee, Chairwoman	Since August 2025	Director, Graduate Program in Banking and Financial Law, Boston University School of Law (2019 – 2022)	1

Trustee, M Funds Inc. (2019 – 2026); Trustee, Wisdom Tree Digital Trust (2022 – present); Trustee, Beacon Pointe Multi-Alternative Fund (2024 – present); Trustee, Booster Income Opportunities Fund (2024 – present); Trustee, 83 Investment Group Income Fund (2024 – present); Trustee, Private Debt & Income Fund (2025 – present); Trustee, Sardis Credit Opportunities Fund (2025 – present); Trustee, 599 Fund LLC (2025 – present)

Carrie Schoffman 1973	Independent Trustee	Since August 2025	Founder, CPA Concierge Services (tax planning and accounting services) (2020 – present); Tax Accountant, Bree Beers & Associates, PC (2017 – 2021)	1

Trustee, Beacon Pointe Multi-Alternative Fund (2024 – present); Trustee, Booster Income Opportunities Fund (2024 – present); Trustee, 83 Investment Group Income Fund (2024 – present); Trustee, Private Debt & Income Fund (2025 – present); Trustee, Sardis Credit Opportunities Fund (2025 – present); Trustee, 599 Fund LLC (2025 – present); Trustee, Tortoise Capital Series Trust (2024 – present); Trustee, Tortoise Sustainable & Social Impact Term Fund (July 2025 – November 2025); Trustee, Tortoise Energy Infrastructure Corporation (2025 – present)

IDA Private Access Fund

Supplemental Information (Continued)

March 31, 2026

(unaudited)

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Clifford Schireson 1953	Independent Trustee	Since August 2025	Board of Governors, San Diego City Employees’ Retirement System (2019 – 2025); Board of Governors, San Diego Foundation (2017 – 2025)	1

Trustee, Ultimus Managers Trust (2019 – present); Trustee, Beacon Pointe Multi – Alternative Fund (2024 – present); Trustee, Booster Income Opportunities Fund (2024 – present); Trustee, 83 Investment Group Income Fund (2024 – present); Trustee, Private Debt & Income Fund (2025 – present); Trustee, Sardis Credit Opportunities Fund (2025 – present); Trustee, 599 Fund LLC (2025 – present)

Other Officers
Jason Labrum 1975	President and Principal Executive Officer	Since August 2025	Founder and Chief Executive Officer of the Adviser (2009 – present)	n/a	n/a
Jessica Chase 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since August 2025

SVP, Mutual Fund Business Development and Administration, Apex Group (formerly Atlantic Fund Services) (2008 – 2021); Interested Trustee Forum Funds (2018 – 2022); Interested Trustee Forum Funds II and U.S. Global Investors Funds (2019 – 2022); Director, Mutual Fund Operations, Apex Group (2022 – 2023); SVP Relationship Management, Ultimus Fund Solutions (2023 – present)

				n/a	n/a
Chad Bitterman 1972	Chief Compliance Officer	Since August 2025	Compliance Officer, Northern Lights Compliance Services, LLC (2010 – present)	n/a	n/a

IDA Private Access Fund

Supplemental Information (Continued)

March 31, 2026

(unaudited)

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Timothy Shaloo 1970	Anti-Money Laundering Compliance Officer	Since August 2025	AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2015 – present)	n/a	n/a
Kent Barnes 1968	Secretary	Since August 2025	Vice President, U.S. Bancorp Fund Services, LLC (2018 – 2023); Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC, (2023 – present)	n/a	n/a
Jack Pfirrman 1993	Assistant Secretary	Since August 2025	Associate Counsel, Orphanides and Toner, LLP (2021 – 2022); Associate Legal Counsel, Ultimus fund Solutions, LLC (2022 – Present)	n/a	n/a
James Colantino 1969	Assistant Treasurer	Since August 2025	Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020)	n/a	n/a
Brian Curley 1976	Assistant Treasurer	Since August 2025	Vice President, Ultimus Fund Solutions, LLC (2020 – present)	n/a	n/a
Zachary Richmond 1980	Assistant Treasurer	Since September 2025

Senior Vice President, Financial Administration for Ultimus Fund Solutions, LLC (August 2024 – present); Vice President, Financial Administration for Ultimus Fund Solutions, LLC (February 2019 – August 2024)

				n/a	n/a

*        The term of office for each Trustee and officer listed above will continue indefinitely.

IDA Private Access Fund

Supplemental Information (Continued)

March 31, 2026

(unaudited)

Investment Advisory Approval Agreement

In connection with the Board meeting held on August 25, 2025, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Adviser, with respect to the Fund (the “Investment Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Adviser.

In deciding on whether to approve the Investment Advisory Agreement, the Trustees considered numerous factors, including:

Nature, Extent and Quality of Services.    The Trustees reviewed materials provided by the Adviser regarding the nature, extent and quality of the services to be provided to the Fund by the Adviser, including an overview of the Adviser and the personnel that would perform services for the Fund. The Trustees reviewed the most recent Form ADV for the Adviser and considered the qualifications, background and responsibilities of the members of the Adviser’s portfolio management team who would oversee the day-to-day investment management and operations of the Fund.

Performance.    The Trustees considered that the Fund is newly formed and, as such, does not have a record of prior performance to submit at the Meeting. The Adviser provided 1 year, 3 year, and since inception information for the Alternative Sleeve against the Fund’s expected peer group and benchmarks. The Board discussed the comparative performance of the Alternative Sleeve to the peer group and benchmarks and the differences between the composition of the Alternative Sleeve and the peer group and benchmarks. The Trustees concluded that, based on the Fund’s investment strategy, comparative performance data and the Adviser’s presentation, the Adviser had the expertise to fulfill the Fund’s investment mandate.

Fees and Expenses.    The Trustees next considered information regarding the proposed management fee for the Fund. They compared the Fund’s proposed management fee to expense information for the Fund’s peer group and category as well as the Advisers SMAs, as presented by the Adviser, noting that the proposed management fee was slightly above the average peer group fee and the fee charged to the SMAs and slightly below the category average fee. Upon further consideration and discussion of the foregoing, the Board determined that the fee to be paid to the Adviser was fair and reasonable in relation to the nature and quality of the services to be provided by the Adviser and that it reflected charges that were within a range of what could have been negotiated at arm’s length.

Profitability.    The Trustees considered the Adviser’s anticipated positive profitability in both the first and second year of operations. The Trustees considered that the Fund is not yet operational, and no record of profitability exists. The Trustees also took into account the Adviser’s estimated costs of managing the Fund and information provided by the Adviser regarding its financial condition and determined that the anticipated profitability was not excessive.

Economies of Scale.    The Trustees considered whether the Adviser would realize economies of scale with respect to its management of the Fund. The Trustees noted that the Fund would not immediately realize economies of scale upon launch. The Trustees reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Adviser noted that currently, they are not offering breakpoints but are willing to consider breakpoints in the future when the Fund’s assets increase. The Trustees noted that the management fee is structured in a way to focus on cost efficiency and value, avoiding fixed expenses, as the Fund achieves economies of scale.

IDA Private Access Fund

Supplemental Information (Continued)

March 31, 2026

(unaudited)

Conclusion.    The Trustees, having requested and received such information from the Adviser as it believed reasonably necessary to evaluate the terms of the proposed Advisory Agreement, with the Independent Trustees having met in executive session with counsel, determined that approval of the Advisory Agreement for an initial two-year term is in the best interests of the Fund and its future shareholders.

IDA Private Access Fund

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■	Social Security number	■	Purchase History
	■	Assets	■	Account Balances
	■	Retirement Assets	■	Account Transactions
	■	Transaction History	■	Wire Transfer Instructions
	■	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons chosen to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-833-701-4393

Who we are
Who is providing this notice?	The Fund
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you
	■	Open an account
	■	Provide account information
	■	Give us your contact information
	■	Make deposits or withdrawals from your account
	■	Make a wire transfer
	■	Tell us where to send the money
	■	Tells us who receives the money
	■	Show your government-issued ID
	■	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	■	Sharing for affiliates’ everyday business purposes — information about your creditworthiness
	■	Affiliates from using your information to market to you
	■	Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	■	The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	■	The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	■	The Fund does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 833-484-5671 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

IDA-AR26

(b)    Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2.       Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 19(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.       Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2)	The audit committee financial expert is Carrie Schoffman, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

(a)     Audit Fees:

2026 $25,000

The fees relate to the audit of the registrant’s annual financial statements paid to Tait Weller.

(b)    Audit-Related Fees:

2026 $0

(c)     Tax Fees:

2026 $5,000

The fees relate to the preparation of the registrant’s tax returns and review of income and capital gain distribution calculations paid to Tait Weller.

(d)    All Other Fees:

2026 $0

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.
(e)(2)	No Services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable as less than 50%.

(g)    2026 $0

These aggregate fees were billed in the Reporting Period for non-audit services by the principal accountant to the Registrant and Fund Management.

(h)    Not applicable.

(i)     Not applicable.

(j)     Not applicable.

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

(a)     The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Financial Statements filed under Item 1(a) of this Form.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Investment Advisory Contract, if approved by the Board of Directors in the most recent half-year, is a part of the Financial Statements filed under Item 1(a) of this Form.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the proxy voting policy for IDA Private Access Fund (the “Fund”) is attached hereto as Exhibit (a)(4).

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Manager.

As of March 31, 2026, Jason Labrum is the Fund’s portfolio manager and oversees the day-to-day investment operations of the Fund. The biographical information for Mr. Labrum is presented below.

Jason Labrum has been the Founder and Chief Executive Officer of the Adviser since 2009. Mr. Labrum has been providing investment advisory and financial planning services to individuals, families, and businesses since 1998. Prior to founding the Adviser, he spent twelve years with two national brokerage firms where he focused on portfolio management and retirement plan consulting. Mr. Labrum is also the founder of Financial Detox®, a financial education initiative launched in 2015 to promote financial literacy through written, audio, and digital content. He is the author of Financial Detox (2018) and hosts a podcast and radio show available on various platforms. Mr. Labrum has contributed commentary to national media outlets including Fox Business, CNBC, Forbes, Newsmax Finance, and Investor’s Business Daily.

(a)(2)	Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

As of March 31, 2026, Mr. Labrum is responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	17	$2M	0	$0
Other Accounts	836	$816M	0	$0

Because the Portfolio Manager may manage assets for other clients (“Client Accounts”) or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee the Adviser receives from the Fund. In those instances, a portfolio manager may have an incentive to favor the Client Accounts over the Fund. Notwithstanding the difference in principal investment strategies between the Fund and the Client Accounts, the Adviser has various policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

(a)(3)	Portfolio Manager Compensation.

Mr. Labrum receives a fixed base salary and variable compensation tied to revenue of the Adviser. He also participates in the Adviser’s retirement plan and is entitled to ownership distributions based on, among other things, the Adviser’s overall financial performance.

(a)(4)	Portfolio Manager Ownership of Equity Securities.

As of March 31, 2026, Mr. Labrum owned the following amounts in the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned
Jason Labrum	$50,001 – $100,000

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.     Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16.     Controls and Procedures.

(a)     The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.     Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable
(a)(3)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	Proxy Voting Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IDA Private Access Fund
By (Signature and Title)*	/s/ Jason Labrum
Jason Labrum, President and Principal Executive Officer
Date	June 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason Labrum
Jason Labrum, President and Principal Executive Officer
Date	June 4, 2026
By (Signature and Title)*	/s/ Jessica Chase
Jessica Chase, Treasurer and Principal Financial Officer
Date	June 2, 2026

____________

*        Print the name and title of each signing officer under his or her signature.